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                                                                    EXHIBIT 10.6


                   SECOND AMENDED AND RESTATED UNCONDITIONAL
                      GUARANTY OF PAYMENT AND PERFORMANCE


        THIS SECOND AMENDED AND RESTATED UNCONDITIONAL GUARANTY OF
PAYMENT AND PERFORMANCE is made as of this 30th day of October, 1997, by Ramco-Gershenson Properties Trust, a Massachusetts real estate investment trust, having its principal place of business and chief executive office at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (the "Guarantor"), in favor of BankBoston, N.A. (formerly known as The First National Bank of Boston), as Agent on behalf of the Banks, having an office at 100 Federal Street, Boston, Massachusetts 02110 (the "Agent").

        WHEREAS, the Guarantor is the general partner and owner of 68.77% of the partnership interests of Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the "Debtor"); and

        WHEREAS, the Debtor, the Guarantor, BankBoston, N.A., in its individual capacity, and the Agent are parties to that certain Master Revolving Credit Agreement dated as of May 6, 1996, as amended and restated pursuant to that certain Amended and Restated Master Revolving Credit Agreement among the Borrower, the Guarantor, BankBoston, N.A., NBD Bank and the Agent dated as of June 24, 1996, as amended by a First Amendment to Amended and Restated Master Revolving Credit Agreement and other Loan Documents dated as of May 22, 1997, a Second Amendment to Amended and Restated Master Revolving Credit Agreement and other Loan Documents dated as of June 16, 1997, and a Third Amendment to Amended and Restated Master Revolving Credit Agreement and other Loan Documents dated as of July 18, 1997 (the "Prior Credit Agreement"); and

        WHEREAS, the Guarantor executed a Guaranty dated May 16, 1996, in favor of the Agent, as amended and restated pursuant to that certain Amended and Restated Unconditional Guaranty of Payment and Performance dated as of June 24, 1996, as amended by the Second Amendment to Amended and Restated Master Revolving Credit Agreement and other Loan Documents dated as of June 16, 1997, pursuant to which the Guarantor guaranteed the Obligations (as defined in the Prior Credit Agreement) of the Debtor, including, without limitation, loans and other financial accommodations from the Banks (including the Agent in its capacity as a Bank thereunder) under the Prior Credit Agreement of up to $100,000,000 (the "Prior Guaranty"); and

        WHEREAS, the Agent (in its capacity as agent and in its capacity as a Bank) is entering into a Second Amended and Restated Master Revolving Credit Agreement of even date herewith (as the same may hereafter be amended, supplemented or modified from time to time, the "Credit Agreement") with the Guarantor and the Debtor, which amends and restates the Prior Credit Agreement in its entirety, and pursuant to which the Debtor is liable for the "Obligations" (as that term is defined in the Credit Agreement) including, without limitation, loans and other financial accommodations from the Banks (including the Agent in its capacity as a Bank thereunder) under the Credit Agreement of up to $160,000,000 (all Obligations being hereinafter referred to as the "Indebtedness"); and


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        WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that this Guaranty be executed and delivered by the Guarantor in favor of the Agent in an amendment and restatement of the Prior Guaranty; and

        WHEREAS, the Guarantor will derive substantial benefit and advantage from the increased financial accommodations to the Debtor set forth in the Credit Agreement including the loans and advances made to the Debtor thereunder, and it will be to the Guarantor's direct interest and economic benefit to assist the Debtor in procuring said financial accommodations from the Banks;

        NOW, THEREFORE, for and in consideration of the premises and in order to induce the Agent and the Banks to enter into the Credit Agreement and the Banks to make loans thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows (unless otherwise defined herein all capitalized terms used herein shall have their meanings as set forth in the Credit Agreement):

        1.       Guaranty of Payment.

                (a) The Guarantor hereby unconditionally guaranties the full and prompt payment to the Agent, on behalf of the Banks when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Indebtedness.

                (b) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Banks to the Debtor; any extension, renewal or replacement of any of the Indebtedness; any forbearance with respect to any of the Indebtedness or otherwise; any cancellation of an existing guaranty; any purchase of any of the Debtor's assets by the Banks; or any other valuable consideration.

                (c) The Guarantor agrees that all payments under this Guaranty shall be made in United States currency and the same manner as provided for the Indebtedness.

        2.      The Banks' Costs and Expenses.

                The Guarantor agrees to pay on demand, if not paid by the Debtor, all reasonable costs and expenses of every kind incurred by the Agent or the Banks: (a) in enforcing this Guaranty, (b) in collecting any of the Indebtedness from the Debtor or the Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Indebtedness, and (d) for any other purpose related to the Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, the actual reasonable attorneys' fees incurred by the Agent or any Bank in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.



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        3.      Nature of Guaranty: Continuing, Absolute and Unconditional.

                (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness, independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Agent or the Banks therefor or with respect thereto, whether or not furnished by the Guarantor. The obligations of the Guarantor to repay the Indebtedness hereunder shall be unlimited. The Guarantor shall have no right of subrogation with respect to any payments made by the Guarantor hereunder, and hereby waives any benefit of, and any right to participate in, any security or collateral given to the Agent or the Banks to secure payment of the Indebtedness, until all of the Indebtedness outstanding or contracted or committed for (whether or not outstanding) is paid in full, and the Guarantor agrees that it will not take any action to enforce any obligations of the Debtor to the Guarantor prior to the Indebtedness being paid in full, provided that, in the event of the bankruptcy or insolvency of the Debtor, the Agent, on behalf of the Banks, shall be entitled notwithstanding the foregoing, to file in the name of the Guarantor or in its own name a claim for any and all indebtedness owing to the Guarantor by the Debtor, vote such claim and to apply the proceeds of any such claim to the Indebtedness.

                (b)     Except as otherwise provided for in Section
8.7 of the Credit Agreement, for the further security of the Banks and without in any way diminishing the liability of the Guarantor, following the occurrence of an Event of Default under the Credit Agreement and acceleration of the Indebtedness, all debts and liabilities, present or future of the Debtor to the Guarantor and all monies received from the Debtor or for its account by the Guarantor in respect thereof shall be received in trust for the Banks and forthwith upon receipt shall be paid over to the Agent, on behalf of the Banks, until all of the Indebtedness has been paid in full. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not the Guarantor is liable for any amount under this Guaranty.

                (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantor to be the final, complete and exclusive expression of the guaranty agreement between the Guarantor and the Agent, on behalf of the Banks. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of the Agent, on behalf of the Banks.

                (d)     In the event of the business failure of
Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for Guarantor or Guarantor's properties or assets, Agent on behalf of the Banks may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Agent on behalf of the Banks allowed in any proceedings relative to Guarantor, or any of Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Debtor guaranteed hereby shall then be due and payable, by declaration or otherwise, Agent on behalf of the Banks shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the





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indebtedness or other obligations of Debtor guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Debtor or any other guarantor, Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Agent to enforce any rights of Agent against Guarantor by virtue of this Guaranty or otherwise.

        4.      Certain Rights and Obligations.

                (a) The Guarantor authorizes the Agent and the Banks, without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof or grant other indulgences to the Debtor or others; (ii) to accept from any Person and hold collateral for the payment of the Indebtedness or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof; (iii) to accept and hold any indorsement or guaranty of payment of the Indebtedness or any part thereof, and to discharge, release or substitute any such obligation of any such indorser or guarantor, or any Person who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other Person in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or Person; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as the Banks, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as the Banks in their sole discretion may determine; (v) except as otherwise provided in the Credit Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, fees, costs, and expenses, or otherwise); and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Agent or the Banks, in their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantor as a guarantor or surety in whole or in part, and in no case shall the Agent or the Banks be responsible or shall the Guarantor be released either in whole or in part for any act or omission in connection with the Agent or the Banks having sold any security at an under value.

                (b) If any default shall be made in the payment of any of the Indebtedness and any grace period has expired with respect thereto, the Guarantor hereby agrees to pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Debtor; (ii) without requiring presentment, protest or notice





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of nonpayment or notice of default to the Guarantor, to the Debtor or to any other Person, except as required pursuant to the Credit Agreement; (iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Debtor;
(iv) without requiring the Agent or the Banks to resort first to the Debtor (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the Banks may hold; (v) without requiring notice of acceptance hereof or assent hereto by the Agent or the Banks; and
(vi) without requiring notice that any of the Indebtedness has been incurred, extended or continued or of the reliance by the Agent or the Banks upon this Guaranty; all of which the Guarantor hereby waives.

                (c) The Guarantor's obligation hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives: (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Indebtedness or the Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guaranty of the Indebtedness; (iii) any failure to protect, preserve or insure any such collateral; (iv) failure of the Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Debtor, including, without limitation, any failure, negligence or omission by the Agent or the Banks in enforcing their claims against the Debtor; (vi) any release, settlement or compromise of any obligation of the Debtor, other than as a result of the payment of the Indebtedness; (vii) the invalidity or unenforceability of any of the Indebtedness; (viii) any change of ownership of the Debtor or the insolvency, bankruptcy or any other change in the legal status of the Debtor; (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Indebtedness; (x) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Agent, any Bank or the Debtor in connection herewith or any unrelated transaction; (xi) the Banks' election, in any case instituted under chapter 11 of the United States Bankruptcy Code, of the application of section 1111(b)(2) of the United States Bankruptcy Code;
(xii) any borrowing, use of cash collateral, or grant of a security interest by the Debtor, as debtor in possession, under sections 363 or 364 of the United States Bankruptcy Code; (xiii) the disallowance of all or any portion of any of the Banks' claims for repayment of the Indebtedness under sections 502 or 506 of the United States Bankruptcy Code; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this paragraph.

        5.      Representations and Warranties.

                The Guarantor further represents and warrants to the Agent and the Banks that: (i) it is a business trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (ii) it has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all





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necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and (iii) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

        6.      Security; Assets - Negative Pledge.

                The Guarantor warrants and represents to and covenants with the Agent and the Banks that: (i) the Guarantor has good, indefeasible and merchantable title to all of its assets, and (ii) the Guarantor shall not grant a security interest in or permit a lien, claim or encumbrance upon any of its assets in favor of any third party.

        7.      Termination.

                This Guaranty shall remain in full force and effect until all of the Indebtedness shall be finally and irrevocably paid in full and the commitments under the Credit Agreement shall have been terminated. Payment of all of the Indebtedness from time to time shall not operate as a discontinuance of this Guaranty. The Guarantor further agrees that, to the extent that the Debtor makes a payment or payments to the Agent or any of the Banks on the Indebtedness, or the Agent or the Banks receive any proceeds of collateral securing the Indebtedness which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Debtor, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, any Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Agent or the Banks in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent's or the Banks' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

        8.      Guaranty of Performance.

                The Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Debtor to the Agent or the Banks. Every provision for the benefit of the Agent or the Banks contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

        9.      Assumption of Liens and Indebtedness.

                To the extent that the Guarantor has received or shall hereafter receive contributions to its capital consisting of assets of the Debtor that are subject, at the time of such contribution, to liens and security interests in favor of the Agent or the Banks in accordance with the





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Credit Agreement, the Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests and subject to the terms of the Credit Agreement and (ii) it shall be liable for the payment of the Indebtedness secured thereby. The Guarantor's obligations under this
Section 9 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

        10.     Miscellaneous.

                (a) The terms "Debtor" and the "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of the Debtor or the Guarantor shall have been transferred and (ii) any other corporation into or with which the Debtor or the Guarantor shall have been merged, consolidated, reorganized, or absorbed.

                (b)     Without limiting any other right of the
Banks, whenever the Agent or the Banks have the right to declare any of the Indebtedness to be immediately due and payable (whether or not it has been so declared), subject to the notice requirements and other limitations set forth in Section 13 of the Credit Agreement, the Banks at their sole election without notice to the undersigned may appropriate and set off against the Indebtedness:
(i) any and all indebtedness or other moneys due or to become due to the Guarantor by the Agent or the Banks in any capacity and (ii) any credits or other property belonging to the Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Agent or any of the Banks, or any affiliate of the Agent or any of the Banks, whether for deposit or otherwise, whether or not the Indebtedness or the obligation to pay such moneys owed by the Agent or Banks is then due, and the Agent or the Banks shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Agent's or the Banks' records subsequent thereto.

                (c) The Guarantor's obligation hereunder is to pay the Indebtedness in full when due according to the Credit Agreement to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Debtor resulting from any proceeding under the United States Bankruptcy Code or any similar law.

                (d) No course of dealing between the Debtor or the Guarantor and the Agent or the Banks and no act, delay or omission by the Banks in exercising any right or remedy hereunder or with respect to any of the Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The Agent or the Banks may remedy any default by the Debtor under any agreement with the Debtor or with respect to any of the Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor. All rights and remedies of the Banks hereunder are cumulative.

                (e) The term "Banks" as used herein shall have the same meaning as in the Credit Agreement and this Agreement shall inure to the benefit of the Agent and such Banks.





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                (f)     Captions of the sections of this Guaranty are
solely for the convenience of the Agent, the Banks and the Guarantor, and are not an aid in the interpretation of this Guaranty.

                (g)     If any provision of this Guaranty is
unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

                (h)     THIS GUARANTY IS A CONTRACT UNDER THE LAWS OF
THE STATE OF MICHIGAN AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN THE OPENING PARAGRAPH HEREOF. THE GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

        11.     Waivers.

                (A)     THE GUARANTOR WAIVES THE BENEFIT OF ALL
VALUATION, APPRAISAL AND EXEMPTION LAWS.

                (B)     IN THE EVENT OF A DEFAULT UNDER THE CREDIT
AGREEMENT, THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR THE BANKS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

                (C)     THE GUARANTOR ACKNOWLEDGES THAT THE TIME AND
EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT OR THE BANKS.





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                12.     Trust Exculpation.

                All persons having a claim against the Guarantor, the general partner of the Debtor whose signature is affixed hereto as said general partner, hereunder or in connection with any matter that is subject hereof shall look solely to the trust assets of the trust, and in no event shall the obligations of the Guarantor be enforceable against any shareholder, trustee, officer, employee or agent of the Guarantor personally.

        13.     Specific Waiver of Statutory Appraisal Rights.

                The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

[IN ORDER TO BE EFFECTIVE THIS WAIVER MUST APPEAR ON A PAGE CONTAINING THE SIGNATURE OF THE PERSON OR ENTITY MAKING THE WAIVER]

                 IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the day and year first written above.

                                        RAMCO-GERSHENSON PROPERTIES TRUST

                                        By: /s/ Dennis Gershenson
                                           -----------------------------------
                                           Dennis Gershenson, President





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